                                                                   EXHIBIT 10.22



                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------


          THIS COMMON STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 11th day of September 1998 by and between HARRIER, INC., a Delaware corporation ("Harrier"), and NEW CAPITAL INVESTMENT FUND, a Cayman Islands corporation ("NCIF").


                                R E C I T A L S
                                - - - - - - - -


          A. Harrier currently owns 5,000,000 shares of the $.001 par value common stock ("Common Stock") of Glycosyn Pharmaceuticals, Inc., a Delaware corporation ("Glycosyn").

          B. Harrier intends to undertake a reorganization which is conditioned on Harrier selling 2,850,000 shares ("Shares") of Glycsoyn Common Stock prior to consummation of the reorganization.

          C. The principals of NCIF include certain current executive officers and directors of Harrier and Glycosyn who are involved in the day-to-day business activity of Glycosyn and are fully aware of all aspects of its business.

          D. NCIF wishes to acquire the Shares on the terms and conditions as contained in this Agreement.

          E. Prior to the transfer of the Shares, Harrier shall have received from a qualified independent business appraiser an opinion to the effect that the consideration to be received by Harrier in exchange for the Shares is fair to the shareholders of Harrier from a financial point of view.

          NOW, THEREFORE, the parties agree as follows:


                               A G R E E M E N T
                               - - - - - - - - -


          1.  Incorporation of Recitals. The foregoing Recitals are herein
              -------------------------
incorporated by this reference.

          2.  Purchase and Sale of Shares.
              ---------------------------

                2.1  Purchase and Sale of Stock. Subject to the terms and
                     --------------------------
conditions of this Agreement, at the Closing, Glycosyn will sell to NCIF, and NCIF agrees to purchase from Glycosyn, the Shares in exchange for the consideration as set forth in Section 2.2.

                2.2  Purchase Price. In consideration of its receipt of the
                     --------------
Shares, NCIF agrees:

                        2.2.1. That concurrent with its receipt of the Shares and without the need for any further action on the part of NCIF, all of the indebtedness owing to NCIF by Harrier pursuant to that certain Loan Agreement between NCIF and Harrier dated June 9, 1996 shall be canceled; and

                        2.2.2. Effective as of the Closing, agree to indemnify, defend and hold harmless Harrier against and in respect of any and all claims, demands, losses, costs, expenses, liabilities and damages, including interest, penalties, and reasonable attorneys' fees, that Harrier shall incur or suffer which arise, result from or relate to that certain Research and Development Agreement dated as of May 1, 1993 between Harrier and American Diagnostica, Inc. ("ADI"). In the event Harrier receives a complaint, claim or other notice of any loss, claim or damage, liability or action, giving rise to a claim for indemnification under this Section 2.2.2, Harrier shall promptly notify NCIF of such complaint, notice, claim or action, and NCIF shall have the right to investigate and defend any such loss, claim, damage, liability or action. Harrier shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of NCIF, unless NCIF fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by NCIF. In no event shall NCIF be obligated to indemnify Harrier for any settlement of any claim or action effected without NCIF's prior written consent.

          3.  Closing. The purchase and sale of the Shares shall take place at
              -------
the offices of Harrier, at 2200 Pacific Coast Highway, Suite 301, Hermosa Beach, California 90254 at 10:00 a.m., California time, on September 11, 1998, or at such other time and place as Harrier and NCIF shall mutually agree (which time and place are designated as the "Closing"). At the Closing, Harrier shall deliver to NCIF a certificate representing the Shares that NCIF is purchasing against delivery of an executed copy of this Agreement.

          4.  Representations and Warranties of Harrier. Harrier hereby
              -----------------------------------------
represents and warrants to NCIF as follows.

                4.1  Organization: Good Standing: Qualification. Harrier is a
                     ------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement and each other agreement executed concurrently herewith. Harrier is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse affect on its business, properties, prospects or financial condition.

                4.2  Authorization. All corporate action on the part of Harrier
                     -------------
necessary for the authorization, execution and delivery of this Agreement and the performance of its obligations hereunder at the Closing has been taken or will be taken prior to the Closing, and this Agreement shall constitute the valid and legally binding obligation of Harrier, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally; and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                4.3  Validity; Title. The Shares, when sold and delivered in
                     ---------------
accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Harrier shall deliver to NCIF at the Closing the original certificate(s) evidencing the Shares with such endorsements, assignments and other instruments of transfer, in form satisfactory to NCIF and its counsel, in order to effectively vest in NCIF all of Harrier's right, title and interest in and to the Shares. From time to time after the Closing, and without further consideration, Harrier will execute and deliver such other instruments of transfer and take such other actions as NCIF may reasonably request in order to more effectively transfer to NCIF the securities intended to be transferred hereunder.

                4.4  Approval of Harrier Stockholders. Harrier will duly call
                     --------------------------------
and will promptly hold a meeting of its stockholders for the purpose of approving, among other things, its sale of the Shares on the terms and conditions set forth in this Agreement and in connection therewith will comply fully with the applicable provisions of the Bylaws of Harrier and the Delaware General Corporation Law relating to the calling and holding of a meeting of stockholders for such purpose.

                4.5  Governmental Consents. All consents, approvals, orders,
                     ---------------------
authorizations or registrations, qualifications, designations, declarations or filings with any U.S., federal or state governmental authority on the part of Harrier required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Closing.

                4.6  No Further Representations. Except as expressly provided
                     --------------------------
herein, Harrier makes no representations or warranties concerning Glycosyn, its assets, operations, contracts or affairs. Harrier states hereby its intent to enter into this Agreement in strict reliance on NCIF's representations, acknowledgements and agreements set forth in Section __ that it is intimately familiar with all aspects of Glycosyn and that it is willing to acquire the Shares on a "as is", "where is" and "with all faults basis."

          5.  Representations and Warranties of NCIF. NCIF hereby represents and
              --------------------------------------
warrants to Harrier as follows.

                5.1  Organization; Good Standing; Qualification.  NCIF is a
                     ------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the Cayman Islands. NCIF has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement and each other agreement executed concurrently herewith. NCIF is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects or financial condition.

                5.2  Authorization. All corporate action on the part of NCIF
                     -------------
necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of NCIF hereunder at the Closing has been taken or will be taken prior to the Closing, and this Agreement shall constitute the valid and legally binding obligation of NCIF, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally; and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                5.3  Investment and Related Representations.
                     --------------------------------------

                        5.3.1  Harrier Shares as "Restricted" Securities. NCIF
                               -----------------------------------------
is aware that neither the Shares nor the offer or sale thereof to the NCIF has been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any foreign or state securities law. NCIF further understands that no registration statement has been filed with the Securities and Exchange Commission ("SEC"), nor with any other U.S. or foreign regulatory authority and that, as a result, any benefit which might normally accrue to an investor such as NCIF by an impartial review of such a registration statement by the SEC or other regulatory commission will not be forthcoming. NCIF acknowledges that the Shares are being offered pursuant to certain exemptions from Section 5 of the Securities Act for offers and sale of securities not involving and issuer, underwriter or dealer. NCIF understands that Shares are "restricted" securities under U.S. federal securities laws inasmuch as they are being acquired from an affiliate of the issuer and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. NCIF represents that it is familiar in general with Rule 144 under the Securities Act (which provides generally for a one year holding period and limitations on the amount of "restricted" securities that can be sold in compliance with the rule upon completion of the holding period), and understands the resale limitations imposed thereby and by the Securities Act. NCIF understands that each certificate representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for Glycosyn) shall be stamped or otherwise imprinted with legends substantially in the following forms (in addition to any legend that may now or hereafter be required by applicable state law):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE

SECURITIES LAWS. THEY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN FULL COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS SOLD IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT."

NCIF agrees that the it will not sell any portion of Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. NCIF understands that Glycosyn shall refuse to transfer the Shares except in accordance with the restrictions and agreements of NCIF set forth in this Section 5.3.

                        5.3.2  Investment Representation. The Shares are being
                               -------------------------
acquired by NCIF pursuant to this Agreement for investment and not with a view to the public resale or distribution thereof unless pursuant to an effective registration statement or exemption under the Securities Act.

                        5.3.3  No Public Solicitation. NCIF is acquiring the
                               ----------------------
Shares after private negotiation and has not been attracted to the acquisition of the Shares by any press release, advertising or publication.

                        5.3.4  Investor Sophistication and Ability to Bear Risk
                               ------------------------------------------------
of Loss. NCIF has not been organized for the purpose of acquiring the Shares.
-------
NCIF acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in NCIF's financial condition. NCIF otherwise has such knowledge and experience in financial or business matters that NCIF is capable of evaluating the merits and risks of the investment in the Shares.

                5.4  Governmental Consents. All consents, approvals, orders,
                     ---------------------
authorizations or registrations, qualifications, designations, declarations or filings with any U.S., federal or state governmental authority on the part of NCIF required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Closing.

                5.5  Third Party Consents.  All third party consents, approvals,
                     --------------------
orders or authorizations required to be obtained by NCIF in connection with the consummation of the transactions contemplated herein have been obtained.

                5.6  Disclaimer of Warranty. NCIF acknowledges and agrees that
                     ----------------------
it is acquiring the Shares "AS-IS", "WHERE-IS" and "WITH ALL FAULTS" and subject to any conditions which may exist, without any representations or warranties by Harrier except as expressly provided herein. NCIF acknowledges that it is relying solely upon its own inspections, examinations and evaluations of the Shares and Glycosyn and is accepting assignment of the

Shares without the standard representations, warranties or covenants customarily provided to the purchaser of a business.

          6.  Conditions of to the Parties' Obligations at Closing. The
              ----------------------------------------------------
obligations of the parties under Section 2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any party unless such waiver is in writing and signed by the party against whom the waiver is sought to be enforced.

                6.1  Representations and Warranties. The representations and
                     ------------------------------
warranties contained herein shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                6.2  Performance. Each party shall have performed and complied
                     -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with on or before the Closing.

                6.3  Qualifications. All authorizations, approvals, or permits,
                     --------------
if any, of any governmental authority or regulatory body of the United States or of any state that are required to complete the purchase and sale described herein shall be duly obtained and effective as of the Closing.

                6.4  Harrier Stockholder Approval. The holders of the
                     ----------------------------
outstanding shares of the Harrier Common Stock shall have approved, in accordance with Delaware General Corporation Law, Harrier's sale of the Shares pursuant to the terms and conditions of this Agreement.

                6.5  Fairness Opinion. Harrier shall have received the fairness
                     ----------------
opinion referred to in the recitals.

                6.6. Proceedings and Documents. All corporate and other
                     -------------------------
proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to NCIF, which shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

          7.  Termination.  This Agreement and each party's obligations
              -----------
hereunder may be terminated at any time and for any reason, effective upon the delivery of written notice by the terminating party, up to the time of the Closing.

          8.  MISCELLANEOUS.
              -------------

                8.1  Cumulative Remedies. Any person having any rights under any
                     -------------------
provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.

                8.2  Successors and Assigns.  The rights and obligations of the
                     ----------------------
parties under this Agreement shall not be assignable without the written consent of COPE and Harrier and any such purported assignment with their written consent shall be void ab initio. Except as otherwise expressly provided herein, all
              -- ------
covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                8.3  Severability. Whenever possible, each provision of this
                     ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

                8.4  Counterparts. This Agreement may be executed in two or more
                     ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

                8.5  Notices.  Any approvals, consents or notices required or
                     -------
permitted to be sent or given shall be delivered in writing personally or mailed, certified mail, return receipt requested, to the following addresses and shall be deemed to have been received within five days after such mailing:

If to NCIF:                             New Capital Investment Fund

                                        Georgetown, Grand Cayman
                                        Cayman Islands, British West Indies
                                        Attn: Jurg Kehrli, Director
with a copy to:                         Raiskin and Ravitz
                                        10390 Santa Monica Boulevard
                                        Los Angeles, California  90254
                                        Attn: Daniel Raiskin, Esq.
If to Harrier:                          Harrier, Inc.
                                        2200 Pacific Coast Highway, Suite 301
                                        Hermosa Beach, California  90254
                                        Attn: Kevin DeVito, President

with a copy to:                         Oppenheimer Wolff & Donnelly
                                        A Professional Corporation
                                        500 Newport Center Drive, Suite 700
                                        Newport Beach, California  92660
                                        Attn:  Daniel K. Donahue, Esq.

                8.6  Governing Law; Arbitration. The validity, meaning and
                     --------------------------
effect of this Agreement shall be determined in accordance with the laws of the State of California, applicable to contracts made and to be performed in that state, without regard to its conflicts of laws rules; provided however that the Federal Arbitration Act of the United States shall govern issues as to arbitrability. If a dispute arises in connection with or relating to this Agreement and the parties are unable to resolve it within forty-five (45) days through direct negotiations, the dispute shall be referred to final and binding arbitration to be held in Los Angeles, California in accordance with the rules of the American Arbitration Association for Commercial Arbitration (as they may be amended from time to time). The award of the arbitrator(s) shall be final and binding upon the parties hereto and may be enforced by any court of competent jurisdiction.

                8.7  Litigation Costs. If any legal action or any arbitration or
                     ----------------
other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions thereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                8.8  Entire Agreement. This Agreement constitutes the entire
                     ----------------
agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

          IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.


                                         "HARRIER"

                                         Harrier, Inc.,
                                         a Delaware corporation

                                         By:/s/ Kevin DeVito
                                            ------------------------
                                            Kevin DeVito, President

                                         "NCIF"

                                         New Capital Investment Fund,
                                         a Cayman Islands corporation


                                         By:/s/ Jurg Kehrli
                                            ------------------------
                                            Jurg Kehrli, Director